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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elite Logistics, Inc. (the "Company") on Form 10-QSB as of August 31, 2002 and for the three months ended August 31, 2002 and 2001 (the "Quarterly Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen M. Harris, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report on Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Quarterly Report on Form 10QSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:  /s/ Stephen M. Harris                               October 21, 2002
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        Stephen M. Harris
        President, Chief Executive Officer
        and Interim Chief Financial Officer